                                  Exhibit 10.2

          INTERCONNECTION AGREEMENT UNDER SECTIONS 251 AND 252 OF THE
                         TELECOMMUNICATIONS ACT OF 1996

     This Interconnection Agreement under Sections 251 and 252 of the Telecommunications Act of 1996 (this "Agreement"), dated as of October 31, 1997, by and between Ameritech Information Industry Services, a division of Ameritech Services, Inc., a Delaware corporation with offices at 350 North Orleans, Third Floor, Chicago, Illinois 60654, on behalf of and as agent for Ameritech Illinois Metro, Inc. ("AIM") and Focal Communications Corporation of Illinois, a Delaware corporation with offices at 200 North LaSalle Street, Chicago, Illinois 60601 ("Focal").

                                    RECITALS

     A. AIM is party to an Asset Purchase Agreement, dated as of April 8, 1997, and as amended, between AIM and Central Telephone Company of Illinois (the "Asset Purchase Agreement").

     B. Subject to and upon the occurrence of the Closing (as defined in the Asset Purchase Agreement), AIM will be authorized to provide certain Telecommunications Services (such term and each other term with initial capital letter(s) which is not defined herein having the definition set forth in Exhibit I attached hereto, as modified by Sections 2 and 3 hereof) within Illinois.

     C. Subject to and upon the occurrence of the Closing, AIM will be engaged in the business of providing, among other things, local Telephone Exchange Service within Illinois.

     D. Focal has been granted authority to provide certain local Telephone Exchange Services within Illinois and is a Local Exchange Carrier as.

     E. Subject to and upon and after the occurrence of the Closing, AIM and Focal desire to Interconnect their telecommunications networks and facilities to comply with the Act, and exchange traffic so that their respective residential and business Customers may communicate with each other over, between and through such networks and facilities.

     F. AIM and Focal are entering into this Agreement to set forth their respective obligations and the terms and conditions under which, subject to and upon and after the occurrence of the Closing, AIM and Focal will Interconnect their networks and facilities and provide to each other Telecommunications Services as required by the Act as set forth herein.

     NOW, THEREFORE, in consideration of the mutual promises and the covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Focal and AIM hereby agree as follows:

     1. This Agreement shall become effective as of the date of the Closing (the "Effective Date").

     2. AIM and Focal agree to be bound by the terms of Exhibit I attached hereto, and agree that Focal shall have all of the rights and obligations of Focal set forth therein and agree that AIM shall have all of the rights and obligations of Ameritech Illinois set forth therein, all as though such Exhibit I were set forth in full in this Agreement, except that each reference therein to "Ameritech Illinois" or "Ameritech" shall be deemed changed to be a reference to "Ameritech Illinois Metro, Inc." or "AIM," respectively.

     3. The terms of Exhibit I attached hereto are identical to the terms of the Interconnection Agreement under Section 251 and 252 of the Telecommunications Act of 1996, dated as of October 28, 1996, by and between Ameritech Information Industry Services, a division of Ameritech Services, Inc., on behalf of and as agent for Ameritech Illinois and Focal (the "Ameritech Illinois Interconnection Agreement"). If the parties to the Ameritech Illinois Interconnection Agreement at any time amend, change, supplement or otherwise modify the Ameritech Illinois Interconnection Agreement, Exhibit I attached hereto shall be deemed to have been simultaneously amended, changed, supplemented or modified in the same manner with the same effect as though the parties to this Agreement had executed an agreement so amending, changing, supplementing or modifying Exhibit I attached hereto.

     4. This Agreement shall terminate upon a merger of AIM with and into Ameritech Illinois.

     5. This Agreement does not amend or otherwise affect in any manner the Ameritech Illinois Interconnection Agreement.

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

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first set forth above.

FOCAL COMMUNICATIONS                    AMERITECH INFORMATION INDUSTRY
CORPORATION OF ILLINOIS                 SERVICES, A DIVISION OF AMERITECH
                                        SERVICES, INC., ON BEHALF OF AND AS
                                        AGENT FOR AMERITECH ILLINOIS METRO, INC.


By: /s/ John R. Barnicle                By: /s/ Neil E. Cox
   -----------------------------        ------------------------------------

Printed: John R. Barnicle               Printed: Neil Cox
        ------------------------        ------------------------------------

Title:  Executive Vice President        Title: President
        ------------------------        ------------------------------------


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